Exhibit 99.1

January 24, 2005

To holders of our 11.5% Senior Subordinated Notes due 2010 (the “Notes”):

     On October 29, 2004, we completed a solicitation of consents (the “Consent Solicitation”) from holders of our Notes to effect certain Proposed Amendments and Waivers with respect to the indenture governing the Notes (the “Indenture”) as described in our Revised Consent Solicitation Statement dated October 28, 2004 (the “Consent Solicitation Statement”). Pursuant to the Consent Solicitation, holders of more than a majority of the principal amount of the Notes outstanding, excluding any Notes held by aaiPharma Inc. (the “Company”) and its affiliates, had submitted valid and unrevoked consents as of 1:00 p.m., New York City, on October 29, 2004, the expiration date of the Consent Solicitation (the “Expiration Date”). Promptly thereafter, we and the trustee named in the Indenture (the “Trustee”) entered into a Second Supplemental Indenture dated October 29, 2004, a copy of which we subsequently filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2004 (the “Second Supplemental Indenture”), to effect the proposed amendments and waivers described in the Consent Solicitation Statement. Promptly thereafter, we paid to the holders of Notes who had submitted valid and unrevoked consents by the Expiration Date a consent fee (the “Consent Fee”) of $20 for each $1,000 in principal amount of Notes for which a consent was submitted.

     We have recently agreed with certain members of an ad hoc committee of holders of the Notes to offer to pay the same Consent Fee, $20 for each $1,000 in principal amount, with respect to Notes for which a valid and unrevoked consent had not been submitted to the Tabulation Agent by the Expiration Date, if the holder of such Notes completes the accompanying Consent and Release for Payment (a “Consent and Release”) and submits it to our paying agent, Global Bondholder Services Corporation, no later than 5:00 p.m. (New York City time), on February 7, 2005. By completing and submitting a Consent and Release, a holder will consent to the proposed amendments and waivers described in the Consent Solicitation Statement and will waive any and all claims it may have against us, the Trustee and Global Bondholder Services Corporation, and our and their respective directors, officers, employees, agents, attorneys, affiliates and advisors, with respect to the Consent Solicitation, the execution of the Second Supplemental Indenture and related matters as described in the Consent and Release. Once a holder submits a Consent and Release to Global Bondholder Services Corporation, it may not be revoked. Only holders of Notes at the close of business on October 18, 2004, the record date for the Consent Solicitation, may now submit a Consent and Release and such holders may only submit a Consent and Release with respect to Notes for which a valid and unrevoked consent had not been submitted by the Expiration Date. This Consent and Release does not entitle any holder of the Notes to revoke any valid and unrevoked consent previously submitted by holders of the Notes in connection with the Consent Solicitation or otherwise affect the validity or terms of the Second Supplemental Indenture.

     Finally, we appreciate and thank each of you for your support of the Company. We will continue to work hard to justify your faith in our Company.

Very truly yours,

/s/ Ludo J. Reynders

Ludo J. Reynders

Chief Executive Officer

CONSENT AND RELEASE FOR PAYMENT

Relating to the 11.5% Senior Subordinated Notes due 2010

of

aaiPharma Inc.

for a Consent Fee of $20 per $1,000 Principal Amount

The Paying Agent is:

Global Bondholder Services Corporation

By Hand, Mail or	For Information:	By Facsimile
Overnight Courier:	Banks and Brokers Call Collect:	Transmission:

65 Broadway	(212) 430-3774	(212) 430-3775
Suite 704
New York, NY 10006	All Others Call Toll-Free:	Confirm by Telephone:

	(866) 857-2200	(212) 430-3774

On October 29, 2004, aaiPharma Inc. (the “Company”) completed a solicitation of consents (the “Consent Solicitation”) from holders of the $175,000,000 outstanding aggregate principal amount of its 11.5% Senior Subordinated Notes due 2010 (the “Notes”) to effect certain Proposed Amendments and Waivers with respect to the indenture governing the Notes (the “Indenture”) as described in the Company’s Revised Consent Solicitation Statement dated October 28, 2004 (the “Consent Solicitation Statement”; terms not otherwise defined herein have the meanings given to them in the Consent Solicitation Statement). Pursuant to the Consent Solicitation, Holders of more than a majority of the principal amount of the Notes outstanding, excluding any Notes held by the Company and its affiliates, had submitted valid and unrevoked Consents as of 1:00 p.m., New York City, on October 29, 2004, the Expiration Date of the Consent Solicitation. Promptly thereafter, the Company and the Trustee entered into a Second Supplemental Indenture dated October 29, 2004, a copy of which was subsequently filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2004 (the “Second Supplemental Indenture”), to effect the Proposed Amendments and Waivers.

The Company has recently agreed with certain members of an ad hoc committee (the “Ad Hoc Committee”) of Holders of the Notes to offer to pay the Consent Fee with respect to Notes for which a valid and unrevoked Consent had not been submitted to the Tabulation Agent by the Expiration Date, if the Holder of such Notes completes this Consent and Release for Payment (a “Consent and Release”) and submits it to the Paying Agent no later than 5:00 p.m. (New York City time), on February 7, 2005 (the “Termination Date”). By so completing and submitting a Consent and Release such a Holder will consent to the Proposed Amendments and Waivers included in the Second Supplemental Indenture and will waive any and all claims it may have against the Company, the Trustee and the Tabulation Agent, and their respective directors, officers, employees, agents, attorneys, affiliates and advisors, with respect to the Consent Solicitation, the Second Supplemental Indenture and related matters as described herein. Once a Holder submits a Consent and Release to the Paying Agent, it may not be revoked. Only Holders of Notes at the close of business on October 18, 2004, the record date for the Consent Solicitation, may submit a Consent and Release and such holders may only submit a Consent and Release with respect to Notes for which a valid and unrevoked Consent had not been submitted by the Expiration Date. This Consent and Release does not entitle any holder of the Notes to revoke any valid and unrevoked Consent previously submitted by holders of the Notes in connection with the Consent Solicitation or otherwise affect the validity or terms of the Second Supplemental Indenture.

     The Company will pay to each holder of record of Notes as of 5:00 p.m., New York City time, on October 18, 2004 (such time and date, the “Record Date”), who has validly delivered a valid Consent and Release, $20 for each $1,000 principal amount of such Notes (the “Consent Fee”), to the extent that such Holder had not validly delivered, or if delivered to the extent revoked, a Consent by the Expiration Date. No payment will be made to any such holder who is an affiliate of the Company.

     Holders should deliver Consent and Releases only to the above-named Paying Agent. Holders should not tender or deliver Notes to the Company, the Trustee or the Paying Agent at any time.

     Only Holders as of the Record Date may execute a Consent and Release. The Depository Trust Company (“DTC”) has authorized participants set forth in the position listing of DTC as of the Record Date (each, a “DTC Participant”) to execute Consents, as well as this Consent and Release, as if they were Holders as of the Record Date of the Notes then held of record for such DTC Participants in the name of DTC or in the name of its nominee. Accordingly, for purposes of the Consent Solicitation and this Consent and Release, the term “Holder” of any Notes held by DTC as of the Record Date for a DTC Participant shall be deemed to include such DTC Participant. Delivery of this Consent and Release to DTC does not constitute delivery to the Paying Agent.

     List below the certificate number(s) and aggregate principal amount of Notes for which this Consent and Release is given. If the space provided is inadequate, list all such information on a separately executed schedule and affix the schedule to this Consent and Release form. No alternative, conditional or contingent Consent and Releases will be accepted.

Description of Notes

Name(s) and Address(es) of
Registered Holder(s) or Name of
DTC Participant and		Aggregate Principal	Principal Amount as
Participant’s DTC Account Number		Amount of Notes	to which Consent and
in which Notes are Held	Certificate Number(s)*	Represented	Releases are Given**

		$	$

Total Principal Amount of Notes		$	$

     The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the certificates representing the Notes identified above.

     THE UNDERSIGNED CONCURS WITH THE COMPANY’S DETERMINATION THAT THE NOTES EXISTING AFTER THE CONSENT SOLICITATION ARE NOT A DIFFERENT SECURITY FROM THE NOTES EXISTING PRIOR TO THE CONSENT SOLICITATION AND HEREBY WAIVES ANY CLAIM TO THE CONTRARY.

     THE UNDERSIGNED AUTHORIZES THE PAYING AGENT TO DELIVER THIS CONSENT AND RELEASE TO THE COMPANY AND THE TRUSTEE AS EVIDENCE OF THE UNDERSIGNED’S CONSENT TO THE MODIFICATIONS TO THE INDENTURE EFFECTED BY THE SECOND SUPPLEMENTAL INDENTURE.

*	Need not be completed by Holders whose Notes are held of record by DTC or its nominee.

**	Unless otherwise specified in the column labeled “Principal Amount as to which Consent and Releases are Given,” the registered Holder will be deemed to have delivered a Consent and Release in respect of the entire aggregate amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount of Notes Represented.” In addition, the release set forth in the fourth paragraph of the immediately following page shall apply with respect to each beneficial owner of Notes the principal amount of which is included in the column labeled “Principal Amount as to which Consent and Releases are Given,” even though the full principal amount of Notes owned by such beneficial owner is not included in such column.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms set forth in the Revised Consent Solicitation Statement (the “Consent Solicitation Statement”) dated October 28, 2004 of aaiPharma Inc. (the “Company”), receipt of which is hereby acknowledged, and in accordance with this Consent and Release Form, the undersigned hereby irrevocably consents to the Proposed Amendments to the Indenture governing the Notes as described in the Consent Solicitation Statement and to the Waivers as described in the Consent Solicitation Statement, in each case as reflected in the Second Supplemental Indenture, with respect to the aggregate principal amount of the Notes specified in the box above entitled “Description of Notes” under the column “Principal Amount as to which Consent and Releases are Given” (or, if nothing is indicated under the latter column heading, with respect to the entire aggregate principal amount described in such box) (the “Consented Notes”). Terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Consent Solicitation Statement.

     The undersigned hereby represents and warrants that the undersigned is the beneficial owner of the Notes listed above, is the Holder or beneficial owner as of the Record Date, has full power and authority to give the Consent and Release contained herein and did not submit a valid and unrevoked Consent with respect to the principal amount of the Notes specified in the box above entitled “Description of Notes” under the column “Principal Amount as to which Consent and Releases are Given” by the Expiration Date. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Paying Agent, the Trustee or the Company to be necessary to perfect the undersigned’s Consent and Release.

     In consideration for the payment by the Company of the Consent Fee and effective only upon the receipt by the undersigned of the Consent Fee with respect to the Consented Notes, the undersigned, being duly authorized, for and on behalf of each beneficial owner of the Notes the principal amount of which is included in the aggregate amount specified in the box above entitled “Description of Notes” under the column “Principal Amount as to which Consent and Releases are Given” and its and their successors and assigns (collectively, the “Releasing Parties”), voluntarily, knowingly and irrevocably releases and forever discharges the Company, the Trustee and Global Bondholder Services Corporation, the undersigned DTC Participant, and their respective directors, officers, employees, advisors, agents, attorneys, and affiliates (the “Released Parties”) from, and waives all rights and actions with respect to, any and all claims, obligations, demands, liabilities, damages, costs, charges or causes of action, of any kind whatsoever, which Releasing Parties may now have or may ever have against the Released Parties whether accrued, absolute, contingent, unliquidated or otherwise, and whether known or unknown on the date hereof, and which have or may have arisen out of, or relate to in any way, the Consent Solicitation, the Payment of the Consent Fee, the validity and execution of the Second Supplemental Indenture and the Consent and Release. The undersigned represents and warrants that it has full power and authority to execute and deliver this Consent and Release on behalf of the Releasing Parties.

     The undersigned acknowledges and agrees that the Consent and Release given hereby may not be revoked and agrees that it will not attempt to do so.

CONSENT FEE PAYMENT INSTRUCTIONS

     As promptly as practicable after February 7, 2005, the Company will pay to each Holder of the Notes with respect to Notes for which a valid and unrevoked Consent had not been submitted to the Tabulation Agent by the Expiration Date whose Consent and Release is properly received prior to the Termination Date, the Consent Fee set forth in the Consent Solicitation Statement. A Holder of a Note who does not submit a Consent and Release in respect of such Note will not be entitled to receive a Consent Fee in respect of such Note. No payment will be made to any such Holder who is an affiliate of the Company.

     Any Holder whose Consent and Release is not received by the Paying Agent prior to the Termination Date will NOT be entitled to a Consent Fee. The method of delivery of all documents is at the election of the Holder.

     Each Holder may elect to receive the Consent Fee by check or wire. Holders electing to receive the Consent Fee by wire should provide the information requested below. If no indication of payment preference is provided, Holders will receive the Consent Fee by check. Unless otherwise indicated below, the check will be issued in the name of, and sent to, the Holder.

By Check	By Wire Transfer

MAKE CHECK PAYABLE AND MAIL CHECK TO:	WIRE FUNDS TO:

Name: _____________________________________________	Name of Bank: ____________________________________
(Please print)	(Please print)

Address: ___________________________________________	Bank ABA#: ______________________________________
___________________________________________________
(Please include zip code)	Bank Address: _____________________________________
_________________________________________________
Taxpayer Identification	(Please include zip code)
or Social Security Number _____________________________
(See Substitute Form W-9)	Account #: _______________________________________

PLEASE SIGN HERE

(To be completed by all Holders of Notes providing Consent and Releases)

     By completing, executing and delivering this Consent and Release Form, the undersigned hereby consents to the Proposed Amendments and Waivers described in the Consent Solicitation Statement and reflected in the Second Supplemental Indenture with respect to the aggregate principal amount of the Notes listed in the box above labeled “Description of Notes” under the column heading “Principal Amount as to which Consent and Releases are Given” (or, if nothing is indicated under the latter column heading, with respect to the entire aggregate principal amount represented by the Notes described in such box).

     An authorized DTC Participant must execute this Consent and Release Form exactly as such DTC Participant’s name appears on DTC’s position listing as the owner of such Notes as of the Record Date. If this Consent and Release Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of the authorized signatory and see Instruction 2.

___________________________________________________________________________________________________________

Signature(s) of Record Holder(s) or Authorized Signatory
(See guarantee requirement below)

Dated _____________________________________________________________________________________________________

Name(s) ___________________________________________________________________________________________________

(Please Print)

Capacity ___________________________________________________________________________________________________

Address ___________________________________________________________________________________________________

(Including Zip Code)

Area Code and Telephone Number _____________________________________________________________________________

Tax Identification or Social Security No. _________________________________________________________________________

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
Medallion Signature Guarantee
(If Required — See Instructions 1 and 2)

Authorized Signature __________________________________________________________________________________________

Name of Firm ________________________________________________________________________________________________

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Solicitation

     1. Signature Guarantees. Signatures on this Consent and Release Form must be guaranteed by a Medallion Signature Guarantor, unless this Consent and Release is being delivered by (i) a Participant in DTC whose name appears on a security position listing as the owner of such Notes as of the Record Date or (ii) by an Eligible Institution.

     If the Notes are held of record as of the Record Date in the name of a person other than the signatory to this Consent and Release Form, then the signatures on this Consent and Release Form must be guaranteed by a Medallion Signature Guarantor as described above. See instruction 2.

     2. Signatures on Consent and Release Form. If this Consent and Release Form is signed by a DTC Participant whose name is shown on a security position listing as the owner of the Notes with respect to which this Consent and Release is being delivered as of the Record Date, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

     If any of the Notes with respect to which this Consent and Release is being delivered are held of record as of the Record Date in the name of two or more Holders, all such Holders must sign this Consent and Release Form. If any of the Notes with respect to which this Consent and Release is being delivered are held of record as of the Record Date in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consent and Release Forms as there are different Holders of record of certificates.

     If this Consent and Release Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted with this Consent and Release.

     If this Consent and Release Form is signed other than by the Holder(s) of record as of the Record Date of the Notes with respect to which this Consent and Release is being delivered, such Notes must be accompanied by a duly completed proxy entitling the signatory to deliver a Consent and Release with respect to such Notes on behalf of such Holder(s), signed exactly as the name or names of such Holder(s) appear on the DTC securities position listing and signatures on such proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

     3. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Consent Solicitation Statement or this Consent and Release Form may be directed to the Paying Agent at one of its telephone numbers set forth in this Consent and Release Form. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Consent and Release.

IMPORTANT TAX INFORMATION

     Under current U.S. federal income tax law, a registered Holder who receives a Consent Fee from the Company as consideration for such Holder’s Consent and Release generally is required to provide the Paying Agent with such Holder’s current taxpayer identification number (“TIN”) on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is generally his or her Social Security number. If the Paying Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder with respect to any Consent Fees paid pursuant to this Consent and Release may be subject to backup withholding, which under current law is imposed at a rate of 28%.

     Certain Holders (including, among others, all corporations and Non-U.S. Holders (as defined in the Consent Solicitation Statement under “Certain U.S. Federal Income Tax Consequences— Non-U.S. Holders”)) are not subject to backup withholding, but may be required to establish their exemption therefrom. Non-U.S. Holders should complete the appropriate Internal Revenue Service Form W-8 (which, depending on the particular circumstances of the Non-U.S. Holder, may be Form W-8BEN, Form W-8IMY, Form W-8ECI, or Form W-8EXP) to establish their entitlement to an exemption from backup withholding. These forms can be obtained from the Paying Agent.

     If backup withholding applies, the Paying Agent is currently required to withhold 28% of any payment made to the Holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained form the Internal Revenue Service, provided certain conditions are met.

     To avoid backup withholding on any payment made to a Holder with respect to any Consent Fees paid pursuant to this Consent and Release, the Holder is required to notify the Paying Agent of the Holder’s current TIN by completing Substitute Form W-9 below, certifying that the TIN provided on the form is correct and that (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

     Non-U.S. Holders may be subject to withholding, even if such Holders are not subject to backup withholding, as described in the Consent Solicitation Statement under “Certain U.S. Federal Income Tax Consequences—Non-U.S. Holders.”

What Number to Give the Paying Agent

     A Holder completing Substitute Form W-9 should give the Paying Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: aaiPharma Inc.

SUBSTITUTE	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
Form W-9	AND CERTIFY BY SIGNING AND DATING BELOW.	______________________________
Social Security Number(s)
OR

______________________________
Employer Identification Number(s)

Department of the	Part 2—	Part 3—
Treasury Internal	Certification — Under Penalties of Perjury, I certify that:
Revenue Service	(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and	Awaiting TIN ☐
	(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and	Part 4— Exempt from backup withholding ☐
(3) I am a U.S. person (including a U.S. resident alien).

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certifications	Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Name _____________________________________________________________________

Address ___________________________________________________________________
(include zip code)

SIGNATURE _____________________________________________ DATE ___________________________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY CONSENT FEE PAID TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me in respect of the Consent Fees thereafter will be withheld until I provide a taxpayer identification number to the payer.

SIGNATURE ________________________________________________      DATE __________________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

						Give the name and
			Give the name and			EMPLOYER
			SOCIAL SECURITY			IDENTIFICATION
For this type of account:			number of —	For this type of account:		number of —

1.	Individual		The individual	6.	Sole proprietorship or single-owner LLC	The owner(3)

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate, or pension trust	Legal entity (4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC		The owner(3)	10.	Partnership or multi-member LLC	The partnership

				11.	A broker or registered nominee	The broker or nominee

				12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local governmental, school district or prison) that receives agricultural program payments.	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

     Holders desiring to deliver Consent and Releases should complete, sign and date this Consent and Release Form in accordance with the instructions herein and mail or deliver it and any other required documents to the Paying Agent at its address set forth below.

The Paying Agent is:

Global Bondholder Services Corporation

65 Broadway
Suite 704
New York, NY 10006
Banks and Brokerage Firms, Please Call Collect: (212) 430-3774
All Others Call: (866) 857-2200 (Toll Free)